                                                                 EXHIBIT 10.17

                             AMENDMENT NUMBER THREE

     This AMENDMENT TO LOAN AGREEMENT ("Amendment") dated as of this 19th day of August, 1999, among FLEET CAPITAL CORPORATION, as Agent, the financial institutions party to the Loan Agreement (as defined below) as Lenders, and RESTORATION HARDWARE, INC. and THE MICHAELS FURNITURE COMPANY, INC. (each a "Borrower" and collectively "Borrowers"), is made in reference to the following facts:

     A. Agent, Lenders and Borrowers have previously entered into that certain Fourth Amended and Restated Loan and Security Agreement dated as of April 30, 1998 (as amended, the "Loan Agreement") and various agreements and instruments collateral thereto (collectively with the Loan Agreement, the "Loan Documents"). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Loan Documents.

     B. Without waiving any of Agent's or Lenders' rights and remedies, Agent and Lenders are willing to amend the Loan Agreement on the terms and subject to the conditions set forth in this Amendment. Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent's or Lenders' rights or remedies as set forth in the Loan Documents is being waived or modified by the terms of this Amendment.

     NOW THEREFORE, in consideration of the foregoing agreed upon recitals and the terms and conditions hereof, the parties do hereby agree as follows:

     1. The provisions of subsection 8.3.6 of the Loan Agreement are deleted and the following substituted in lieu thereof:

          "8.3.6 Debt to Tangible Net Worth. With respect to Restoration, maintain at all times a ratio of consolidated total debt (determined in accordance with GAAP) to Tangible Net Worth of not more than the amount shown below during the corresponding fiscal month, to be measured on a monthly basis. Restoration shall deliver a monthly compliance certificate to Agent in form and substance reasonably satisfactory to Agent.

    Fiscal Month                                       Amount
    ------------                                       ------
    May 1999                                            1.45
    June 1999                                           1.55
    July 1999                                           1.85
    August 1999                                         2.00
    September 1999                                      2.35
    October 1999                                        2.60
    November 1999                                       2.90




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
    Fiscal Month                                       Amount
    ------------                                       ------
    December 1999                                       2.20
    January 2000 and                                    2.00"
    thereafter

     2. The provisions of subsection 8.3.7 of the Loan Agreement are deleted and the following substituted in lieu thereof:

          "8.3.7 Minimum Net Income. With respect to Restoration, maintain consolidated net income before tax (determined in accordance with GAAP) of not less than the amount shown below for the fiscal quarter ended on the corresponding date, to be measured on a quarterly basis. Restoration shall deliver a quarterly compliance certificate to Agent in form and substance reasonably satisfactory to Agent.


        Fiscal Quarter Ended                           Amount
        --------------------                           ------
          July 31, 1999                                <$4,400,000>
          October 31, 1999                             <$3,455,000>
          January 31, 2000                             $12,500,000
          April 30, 2000                               <$2,000,000>"

     3. Except as amended by the terms herein, the Loan Documents remain in full force and effect in accordance with their terms. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Documents, the terms and provisions of this Amendment shall govern.

     4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     5. This Amendment shall be governed by and construed according to the laws of the State of California.

     6. The Loan Documents, subject to the foregoing terms and conditions provided by this Amendment, constitute the complete agreement of the parties hereto with respect to the subject matters referred to herein and supersede all prior or contemporaneous negotiations, promises, agreements, or representations, all of which have become merged and finally integrated into the Loan Documents and this Amendment.

     7. Borrower agrees to pay, on demand, all reasonable attorneys' fees and costs incurred in connection with the negotiation, documentation and execution of this Amendment. If any legal action or proceeding shall be commenced at any time by any party to this Amendment in connection with its interpretation or enforcement, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable



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attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled.


FLEET CAPITAL CORPORATION,
as Agent and Lender

By: Matthew R. Van Steenhuyse
   ----------------------------
Its: Senior Vice President
   ----------------------------

BANKBOSTON, N.A.,
as Lender

By: Peter Griswold
   ----------------------------
Its: Director
   ----------------------------


RESTORATION HARDWARE, INC.

By: Thomas Low
   ----------------------------
Its: CFO SVP
   ----------------------------

THE MICHAELS FURNITURE COMPANY, INC.


By: Thomas Low
   ----------------------------
Its: CFO SVP
   ----------------------------





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